SUB-ITEM 77D: Policies with Respect to Security Investments

Incorporated by reference to exhibit (b)(2) to post-effective amendment no.23 to Registrant's registration statement filed on Form Type 485APOS on February 28, 2003 (Accession No. 0001127563-03-000010).